                                                                   Exhibit 10.39
                                                                   -------------

                     Non-Statutory Stock Option Agreement

     1.  Grant of Option.  Switchboard Incorporated, a Delaware corporation (the
         ---------------
"Company"), hereby grants to William Ferry (the "Optionee") an option, pursuant
                             -------------
to the Company's 1996 Stock Incentive Plan (the "Plan"), to purchase an aggregate of 60,000 shares of Common Stock, $.01 par value per share, of the
             ------
Company ("Common Stock"), at a price of $9.00 per share, purchasable as set
                                        -----
forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is October 18, 1999. Except where the context
                                    ----------------
otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.  Non-Statutory Stock Option.  This option is not intended to qualify as
         --------------------------
an incentive stock option within the meaning of Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.
         -------------------------------------------------

         (a) Vesting Schedule.  Except as otherwise provided in this Agreement,
             ----------------
this option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Final Exercise Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.

----------------------------------------------------------------------------------------------
                                                                Percentage of
                                                              Shares as to which
 Exercise Period                                            Option is Exercisable
 ---------------                                            ---------------------
----------------------------------------------------------------------------------------------
 Prior to 12 months after the date of grant                           -0%-

----------------------------------------------------------------------------------------------
 From and after 12 months after the date of                          -50%-
 grant but prior to 24 months after the date
 of grant
----------------------------------------------------------------------------------------------
 From and after 24 months after date of grant                       -100%-
----------------------------------------------------------------------------------------------

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Final Exercise Date or the earlier termination of this option. This option may not be exercised at any time on or after the Final Exercise Date.

Notwithstanding anything to the contrary in this option or in the Plan, this option will vest as to 100% of the then-unvested shares upon the occurrence of a Change of Control (as defined herein). For the purposes of this option, a "Change of Control" shall mean an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

     (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than Banyan Worldwide or CBS Corporation, of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i), the
                   --------
     following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
     (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and (B) of clause (iii) of this Section 3(a); or

     (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however,
                                                           --------  -------
     that there shall be excluded from this clause (B) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

     (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:
     (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (B) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

     (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


          (b) Exercise Procedure.  Subject to the conditions set forth in this
              ------------------
Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

          (c) Continuous Relationship with the Company Required.  This option
              -------------------------------------------------
may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of either the Company or Banyan Worldwide, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee").

          (d) Termination of Employment.  If the Optionee ceases to be employed
              -------------------------
by the Company for any reason (including without limitation death, disability, or voluntary or involuntary termination), then the right to exercise this option shall terminate 30 days after such cessation.

          (e) Early Exercise Alternative.  Notwithstanding the exercisability
              --------------------------
schedule set forth in paragraph (a), the Optionee may elect to exercise this option as to the unvested shares (in addition to the vested shares) if simultaneously with such exercise the Optionee enters into a Stock Restriction Agreement with the Company in the form attached hereto as Exhibit A
                                                          ---------
(the "Stock Restriction Agreement"). The Stock Restriction Agreement provides that the unvested shares shall be subject to a right of repurchase (the "Purchase Option") in favor of the Company at the $9.00 exercise price (as adjusted pursuant to the terms hereof) in the event that the Optionee ceases to be employed by the Company.

     4.   Payment of Purchase Price.
          -------------------------

          (a) Method of Payment.  Payment of the purchase price for shares
              -----------------
purchased upon exercise of this option shall be made by delivery of cash or a check in an amount equal to the exercise price of such option or, with the prior consent of the Company (which may be withheld in its sole discretion), by (A) delivery of shares of Common Stock owned by the Optionee for at least six months, valued at their fair market value, as determined in (b) below, (B) delivery of a promissory note of the Optionee to the Company on terms determined by the

Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

          (b) Valuation of Shares or Other Non-Cash Consideration Tendered in
              ---------------------------------------------------------------
Payment of Purchase Price.  For the purposes hereof, the fair market value of
-------------------------
any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

          (c) Delivery of Shares Tendered in Payment of Purchase Price.  If the
              --------------------------------------------------------
Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

          (d) Restrictions on Use of Option Stock.  Notwithstanding the
              -----------------------------------
foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within six (6) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

     5.   Delivery of Shares; Compliance With Securities Laws, Etc.
          --------------------------------------------------------

          (a) General.  The Company shall, upon payment of the option price for
              -------
the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Compliance With Securities Laws, Etc.  The Company will not be
              -------------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (i) until all conditions of the option have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

     6.   Nontransferability of Option.  This option is personal and no rights
          ----------------------------
granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.   Proxy.  The Optionee hereby appoints Banyan Worldwide, a Massachusetts
          -----
corporation, and/or its designee(s) ("Banyan"), as the Optionee's attorney-in-fact and proxy, with full power of substitution, for and in the Optionee's name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent) and upon such matters as Banyan or its designee(s), proxy or substitute(s) shall, in its or their sole discretion, deem proper with respect to any and all of the shares issued upon any exercise of this option or issued in respect to such shares as a stock dividend, stock split or otherwise (collectively, for purposes of Sections 7, 8 and 9 hereof, the "Shares"). The proxy granted hereby shall be irrevocable and may be exercised at any meeting or in respect of any written consent of stockholders. This proxy is coupled with an interest sufficient in law to support such proxy. This proxy shall remain in full force and effect and be enforceable against any donee, transferee or assignee of the stock. In addition to any other applicable limitations pursuant to the terms of this option, the Optionee agrees not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the Shares, or impair such Shares, in each case unless, and as a condition precedent thereto, the transferee of such Shares executes and delivers to Banyan an agreement to be bound by the terms of this Section 7. Any purported transfer in violation of this Section 7 shall be null and void and shall not be recognized by the Company or reflected on the stock records of the Company. The Optionee shall cause the Company to require any certificates representing any and all Shares issued upon any exercise of this option to bear a legend referencing the restrictions on transfer set for in this Section 7, which legend shall be subject to the approval of Banyan. Notwithstanding anything to the contrary in the foregoing, the provisions of, including, without limitation, the proxy appointed by, this Section 7 shall terminate upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act").

     8.   Repurchase of Shares Upon Termination of Employment.  The following
          ---------------------------------------------------
repurchase provisions shall apply to any and all Shares;

          (a) Repurchase Rights.  If the Optionee for any reason whatsoever
              -----------------
(including without limitation death, disability, or voluntary or involuntary termination) ceases to be employed by the Company or Banyan Worldwide, or providing services on behalf of the Company or Banyan Worldwide, prior to the date specified in Section 8(d) below for the expiration of these restrictions, then during the 90-day period following such termination the Company may elect, by written notice delivered to the Optionee, to repurchase all or any portion of the Shares, at a price per share equal to the fair market value of such Shares as of the close of business on the date of termination of the Optionee's employment. Such fair market value shall be determined by mutual agreement of the Company and the Optionee. Failing such agreement between the Optionee and the Company within 30 days of the date of the Company's notice electing to repurchase such Shares, the fair market value of such Shares shall be determined by three appraisers, one designated within five days after the termination of said 30-day period by the Optionee or his or her legal representatives (which appraiser shall not be the Optionee or his or her legal representative), one within said period of five days by the Company (which appraiser shall not be an officer, director or employee of the Company) and the third within five days after said appointment last occurring by the two appraisers so chosen. Successor appraisers, if any shall be required, shall be appointed, within a reasonable time, as nearly as may be in the manner provided as to the related original appointment. No appointment shall be deemed as having been accomplished unless such appraiser shall have accepted in writing his appointment as such within the time limited for his appointment. Notice of each appointment of an appraiser shall be given promptly to the other parties in interest. Any expenses relating to the appointment and service of an appraiser shall be paid by the party appointing such appraiser or, in the case of the appraiser appointed by the appraisers chosen by the Company and the Optionee, shall be paid by the Company. Said appraisers shall proceed promptly to determine the fair market value of said Share or Shares by agreement of any two of the appraisers, which shall be conclusive upon all parties in interest in such Shares. Promptly following such determination, the appraisers shall mail or deliver such notice of such determination to the Optionee and the Company.

          (b) Repurchase Procedure.  Upon notice from the Company of exercise of
              --------------------
its rights under this Section 8 and determination of the purchase price for the Shares so repurchased, the Optionee shall transfer the Shares or appropriate part thereof to the Company against payment by the Company of the purchase price therefor. If upon the expiration of the 90-day period following the Optionee's termination of employment the Company shall have failed to elect to repurchase all of the Shares, the repurchase rights with respect to the Shares not so elected to be repurchased imposed by this Section 8 shall terminate, and the Optionee or his or her legal representatives may thereafter transfer such Shares. The Optionee or his or her legal representatives may in no event transfer any Shares prior thereto, other than to the Company.

          (c) Failure of Optionee to Comply.  If the Optionee fails to comply
              -----------------------------
with any of the provisions of this Section 8, the Company, at its option and in addition to its other remedies, may suspend the rights of the Optionee to vote and to receive dividends on the Shares, or may refuse to register on its books any transfer or change in the ownership of the Shares or in the right to vote thereon, until the provisions of this Section 8 are complied with to the satisfaction of the Company.

          (d) Expiration.  The restriction contained in this Section 8 shall
              ----------
expire upon the closing of the Company's initial public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act (such expiration date shall be referred to herein as the "Expiration Date").

          (e) Safekeeping.  The Optionee acknowledges that the Company may, in
              -----------
its discretion, retain for safekeeping stock certificates representing all Shares purchased hereunder by the Optionee. The Optionee further acknowledges that the Company may, to insure that the Optionee complies with the restriction of this Section 8, continue to retain such stock certificates until the earlier of the Expiration Date or the date of expiration of these repurchase rights under

Section 8(b) above. At the time of any exercise of this option, in whole or in part, the Optionee shall execute such further agreement as the Company may require to implement the foregoing.

     9.   Right of First Refusal.
          ----------------------

          (a) General.  The Optionee shall not sell, assign, pledge, or in any
              -------
manner transfer any of the Shares or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements of the provisions of this Section 9.

          (b) Restrictions on Transfer.  If at any time or from time to time the
              ------------------------
Optionee intends to sell or transfer any Shares to a third party, the Optionee shall provide notice thereof to the Company prior to such transfer (which in the case of a sale shall include a bona fide purchase agreement with a viable purchaser). The Company shall have an option for 30 days following the date of receipt of the Optionee's notice to purchase such Shares on the terms upon which the Shares were to be purchased by or transferred to the third party by the Optionee. If the Company does not exercise its right of first refusal under this Section 9(b) with respect to such proposed sale or transfer within such 30-day period, the Optionee shall be free to sell or transfer such Shares to the third party identified in the Optionee's notice for a period of 45 days after the expiration of the 30-day period following the date of receipt of the Optionee's notice. Such sale or transfer must be on terms no more favorable to the recipient than those set forth in the Optionee's notice. In no event may Shares be sold or transferred to any then-current competitor of the Company.
Any transfer or sale of Shares by the Optionee will be conditional upon the recipient acknowledging in writing the option set forth in this Section 9(b) and the other restrictions to which the Shares are subject.

          (c) Failure of Optionee to Comply.  If the Optionee's notice in
              -----------------------------
respect of any Shares is not received by the Company as provided in Section 9(b) above, or if the Optionee fails to comply with the provisions of Section 9(b) above in respect of any such Shares in any other regard, the Company, at its option and in addition to its other remedies, may suspend the rights to vote or to receive dividends on said Shares, or may refuse to register on its books any transfer or change in ownership of said Shares or in the right to vote thereon, until the provisions of Section 9(b) are complied with to the satisfaction of the Company; and if the required Optionee's notice is not received by the Company after written demand by the Company, the Company may also independently proceed as though a proper Optionee's notice has been received at the expiration of ten days after mailing such demand, and, if the Company exercises its rights under Section 9(b) with respect to said Shares or any of them, the Shares specified shall be transferred accordingly.

          (d) Expiration.  The Company's right of first refusal contained in
              ----------
this Section 9 with respect to any sale or transfer of Shares shall expire upon the Expiration Date.

     10.  No Special Employment Rights.  Nothing contained in the Plan or this
          ----------------------------
option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this option may be exercised.

     11.  Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     12.  Adjustment Provisions.
          ---------------------

          (a) General.  In the event of a consolidation, merger or other
              -------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to this option: (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to the Optionee, provide that if unexercised, this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and
(iv) provide that all or any outstanding options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

          (b) Board Authority to Make Adjustments.  Any adjustments under this
              -----------------------------------
Section 12 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     13.  Withholding Taxes.  The Company's obligation to deliver shares upon
          -----------------
the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     14.  Investment Representations; Legends.
          -----------------------------------

          (a) Representations.  The Optionee represents, warrants and covenants
              ---------------
that:

          (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act or any rule or regulation under the Securities Act.

          (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

          (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

          (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

          (v) The Optionee agrees that, if the Company offers for the first time any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, publicly offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares purchased upon exercise of this option for a period of 180 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 14.

          (b)   Legends on Stock Certificates.  All stock certificates
                -----------------------------
representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

     "The shares of stock represented by this certificate are subject to certain restrictions on transfer and repurchase rights contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

To ensure compliance with the terms of this agreement, the Company may issue to its transfer agent appropriate stop transfer instructions with respect to the Shares.

     15.  Miscellaneous.
          -------------

          (a) The Board may amend, modify or terminate any outstanding option, including substituting therefor another option of the same or a different type, changing the date of exercise or realization, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee. The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

          (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

          (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.



Date of Grant:

October 18, 1999

                                    SWITCHBOARD INCORPORATED

                                         By:   /s/ John P. Jewett
                                             ------------------------------

                                         Title: Chief Financial Officer
                                                -----------------------

                                         Address:   115 Flanders Road
                                                    Westboro, MA 01581

                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1996 Stock Incentive Plan.

                                    OPTIONEE


                                       /s/ William P. Ferry
                                    -------------------------------

                                    Address:  _____________________
                                              _____________________